UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2014 (May 7, 2013)

Commission file number 1-14998

ATLAS PIPELINE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	23-3011077
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, 4th Floor

Pittsburgh, Pennsylvania 15275-1011

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (877) 950-7473

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 8, 2013, Atlas Pipeline Partners, L.P. (“APL”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the May 7, 2013 completion by Atlas Pipeline Mid-Continent Holdings, LLC, APL’s wholly-owned subsidiary, of the previously announced acquisition (the “Teak Acquisition”) from Teak Midstream Holdings, LLC of 100% of the outstanding member and other ownership interests of TEAK Midstream, L.L.C. for $1.0 billion in cash, subject to working capital and other adjustments. This Current Report on Form 8-K/A includes as Exhibit 99.1 pro forma financial statement for the year ended December 31, 2013 reflecting the Teak Acquisition. This pro forma financial statement supplements APL’s previously-filed financial statements related to the Teak Acquisition and is being filed to satisfy the requirements of Rule 11-01 of Regulation S-X.

Item 9.01	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated combined statement of operations, giving effect to the Teak Acquisition, for the year ended December 31, 2013 is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d)	Exhibits

99.1	Unaudited pro forma consolidated combined statement of operations for the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Atlas Pipeline Partners, L.P.

	By:	Atlas Pipeline Partners GP, LLC,
its general partner

February 21, 2014	By:	/s/ Robert W. Karlovich, III
Robert W. Karlovich, III
Chief Financial Officer of the General Partner

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma consolidated combined financial statement of operations for the year ended December 31, 2013

4